Exhibit 99.3.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The accompanying unaudited pro forma combined consolidated financial statements present financial information from the ISCO and Clarity unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2007 and for the year ended December 31, 2006 and the unaudited pro forma combined consolidated balance sheet as of September 30, 2007 is based on the historical balance sheets of ISCO and Clarity as of that date. The unaudited pro forma combined consolidated statement of operations is presented as if the Merger had occurred on the first day of the period (i.e., October 1, 2007). The unaudited pro forma combined consolidated balance sheet gives effect to the transaction as if it occurred on September 30, 2007. The unaudited pro forma combined consolidated financial data are based on estimates and assumptions, which are preliminary and subject to change, as set forth in the notes to such statements and which are provided for information purposes only. The unaudited pro forma combined consolidated financial data are not necessarily indicative of the financial position or operating results that would have been achieved had the Merger been consummated as of the dates indicated, nor are they necessarily indicative of future financial position or operating results. This information should be read in conjunction with the historical financial statements and related notes of ISCO included in ISCO's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Clarity included this Current Report on Form 8-K.

Unaudited Pro Forma Balance Sheets as of September 30, 2007
	As of September 30, 2007
	Historical		Pro Forma
	ISCO	Clarity	Adjustments		Combined
Assets:
Current Assets:
Cash and Equivalents
Inventory	2,782,761	199,537	(375,000)	A	2,607,298
Accounts Receivable, net	3,820,067	-			3,820,067
Prepaid Expenses and Other	889,908	274,524			1,164,432
Total Current Assets	80,485	74,925			155,410
Property and Equipment	7,573,221	548,986	(375,000)		7,747,207
Less: Accumulated Depreciation	1,407,530	819,421	(99,183)	B	2,127,768
Net Property and Equipment	(909,363)	(588,303)	20,347	B,K	(1,477,319)
Restricted Certificates of Deposit	498,167	231,118	(78,836)		650,449
Goodwill	170,648	-			170,648
Intangible assets, net	13,370,000	-	7,525,353	C	20,895,353
Total Assets	848,617	72,500	100,000	C	1,021,117
	22,460,653	852,604	7,171,517		30,484,774
Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable
Inventory-related material purchase accrual	224,087	172,543			396,630
Employee-related accrued liability	84,607	-			84,607
Accrued professional services	184,730	350,635			535,365
Other accrued liabilities and current deferred revenue	46,000	-	400,000	D	446,000
Current Portion of LT Debt, including related interest, with related parties	217,342	350,191			567,533
Total Current Liabilities	-	2,074,712	(2,074,712)	E	-
	756,766	2,948,081	(1,674,712)		2,030,135

Deferred facility reimbursement	91,250	-			91,250
Deferred revenue - non current	128,040	-			128,040
Notes and related accrued interest with related parties	15,363,070	-			15,363,070
Accued interest payable, with related parties	324,150	-			324,150
Stockholders’ equity:
Preferred stock	-
Common stock	200,508	1,000	24,000	F,G	225,508
Treasury Stock	(64,600)				(64,600)
Additional paid-in capital	175,086,385	9,000	6,716,000	F,G	181,811,384
Accumulated deficit	(169,425,256)	(2,105,477)	2,106,229	F,K	(169,424,504)
Total Shareholders’ Equity	5,797,377	(2,095,477)	8,846,229		12,548,129
Total Liabilities and Shareholders’ Equity	22,460,653	852,604	7,171,517		30,484,774

			-
A - $375,000 to be paid upon closing for Clarity’s reimbursable transaction costs						Asset	Liability	Equity
B - Assets that are not expected to be included in the transaction (leased autos), net of accumulated depreciation						(375,000)
C - Total cost estimated at $7,525,000, including $6,750,000 in equity value (20 million up front shares plus 5 million time vest shares x $0.27 per share closing price of ISCO stock on AMEX)						(79,588)
plus $375,000 paid for Clarity’s closing reimbursable costs plus an estimated $400,000 of transaction fees						7,525,353			Goodwill
to be paid directly by ISCO						100,000			Other Intang
D - Estimated transaction fees to be paid directly by ISCO
E - Liabilities that are excluded from the transaction - notes and related accrued interest to related party (sole shareholder) of Clarity.							400,000
							(2,074,712)
F - Termination of historical capital accounts of seller ($1,000 common stock, $9,000 APIC, and $2,105,477 of negative retained earnings.								2,095,477
G - Recording of newly issued stock of $25,000 common stock and $6,725,000 of APIC.								6,750,000
K - Impact of adjustments in the income statement for the period.						752		752
Average of five closing days prior to September 30, 2007 was $0.27 per share on AMEX.						7,171,517	(1,674,712)	8,846,229	-

Unaudited Pro Forma Statements of Operations as of September 30, 2007

	Nine Month Period Ended September 30, 2007
		Historical				Pro Forma
	ISCO		Clarity	Adjustments			Combined

Net Sales	6,300,357		2,852,911				9,153,268
Costs and Expenses:
Cost of Sales	3,633,283		1,180,516				4,813,799
Research and Development	2,004,003		2,330,075	10,000	B,C		4,344,078
Selling and Marketing	1,808,800		269,185				2,077,985
General and Administrative	3,185,141		930,088	(10,752)	B,C		4,104,477
Total Costs and Expenses	10,631,227		4,709,864	(752)			15,340,339

Operating (Loss) Income	(4,330,870)		(1,856,953)	752			(6,187,071)

Other Income (Expense):
Interest Expense, net of interest income	(689,114)		(58,578)	74,712	E		(672,980)
Other Income (Expense)			91,806				91,806
Other Income (Expense), net	(689,114)		33,228	74,712			(581,174)

Net Loss (Income)	(5,019,984)		(1,823,725)	75,464			(6,768,245)

Basic and diluted loss per share	$(0.03)		$(0.09)				$(0.03)

Weighted average number of common shares outstanding	193,433,000		20,000,000				213,433,000

E - Eliminate interest on note receivable with related party that would not relate to the combined entity
B,C - Reduced amortization related to fixed assets not included in the transaction less estimated additional intangible asset amortization

Pro Forma Balance Sheets as of December 30, 2006
	Historical		Pro Forma
	ISCO	Clarity	Adjustments		Combined
Assets:
Current Assets:
Cash and Equivalents	2,886,476	1,547,831	(375,000)	A	4,059,307
Inventory	6,368,599	-			6,368,599
Accounts Receivable, net	2,554,716	734,014			3,288,730
Prepaid Expenses and Other	168,741	107,802			276,543
Total Current Assets	11,978,532	2,389,647	(375,000)		13,993,179
Property and Equipment	1,334,203	819,421	(99,183)	B	2,054,441
Less: Accumulated Depreciation	(811,167)	(573,996)	15,320	B,K	(1,369,843)
Net Property and Equipment	523,036	245,425	(83,863)		684,598
Restricted Certificates of Deposit	162,440	-			162,440
Goodwill	13,370,000	-	7,525,552	C	20,895,552
Intangible assets, net	841,187	95,000	100,000	C	1,036,187
Total Assets	26,875,195	2,730,072	7,166,689		36,771,956

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable	1,172,844	82,280			1,255,124
Inventory-related material purchase accrual	328,663	-			328,663
Employee-related accrued liability	284,653	302,505			587,158
Accrued professional services	93,000	-	400,000	D	493,000
Other accrued liabilities and current deferred revenue	225,724	611,976			837,700
Current Portion of LT Debt, including related interest, with related parties	11,295,957	2,000,000	(2,000,000)	E	11,295,957
Total Current Liabilities	13,400,841	2,996,761	(1,600,000)		14,797,602

Deferred facility reimbursement	102,500	-			102,500
Deferred revenue - non current	75,900	-			75,900
Notes and related accrued interest with related parties	5,131,762	-			5,131,762
Stockholders’ equity:
Preferred stock	-
Common stock	189,622	1,000	24,000	F,G	214,622
Treasury Stock	-				-
Additional paid-in capital (net of unearned compensation)	172,379,842	9,000	8,466,000	F,G	180,854,842
(Accumulated deficit)/Retained Earnings	(164,405,272)	(276,689)	276,689	F,K	(164,405,272)
Total Shareholders’ Equity	8,164,192	(266,689)	8,766,689		16,664,192
Total Liabilities and Shareholders’ Equity	26,875,195	2,730,072	7,166,689		36,771,956
						Asset	Liability	Equity
A - $375,000 to be paid upon closing for Clarity’s reimbursable transaction costs						(375,000)
B - Assets that are not expected to be included in the transaction (leased autos), net of accumulated depreciation						(83,863)
C - Total cost estimated at $9,275,000, including $8,500,000 in equity value (20 million up front shares plus 5 million time vest shares x $0.34 per share closing						7,525,552			Goodwill
price of ISCO stock on AMEX) plus $375,000 paid for Clarity’s reimbursable closing costs plus estimated $400,000 of transaction fees						100,000			Other Intang
to be paid directly by ISCO.
D - Estimated transaction fees to be paid directly by ISCO							400,000
E - Liabilities that are excluded from the transaction - notes and related accrued interest to related party (sole shareholder) of Clarity.							(2,000,000)
F - Termination of historical capital accounts of seller ($1,000 common stock, $9,000 APIC, and $276,689 of negative retained earnings.								266,689
G - Recording of newly issued stock of $25,000 common stock and $8,475,000 of APIC.								8,500,000
K - Impact of adjustments in the income statement for the period.						-		-
						7,166,689	(1,600,000)	8,766,689	-
Average of five closing days prior to December 31, 2007 was $0.34 per share on AMEX.

Pro Forma Statement of Operations as of December 30, 2006
	Twelve Month Period Ended December 31, 2006
		Historical				Pro Forma
	ISCO		Clarity	Adjustments			Combined
Net Sales	14,997,320		8,983,165				23,980,485
Costs and Expenses:
Cost of Sales	9,066,929		3,025,314				12,092,243
Research and Development	2,011,652		4,131,878	15,320	B,C		6,158,850
Selling and Marketing	3,207,882		383,774				3,591,656
General and Administrative	4,287,080		1,402,909	(15,320)	B,C		5,674,669
Total Costs and Expenses	18,573,543		8,943,875	-			27,517,418

Operating (Loss) Income	(3,576,223)		39,290	-			(3,536,933)

Other Income (Expense):
Interest Expense, net of interest income	(788,761)		29,324	-			(759,437)
Other Income (Expense)	-		-				-
Other Income (Expense), net	(788,761)		29,324	-			(759,437)

Net Loss (Income)	(4,364,984)		68,614	-			(4,296,370)

Basic and diluted loss per share	$(0.02)		$0.00				$(0.02)

Weighted average number of common shares outstanding	185,506,000		20,000,000				205,506,000

B,C - Reduced amortization related to fixed assets not included in the transaction less estimated additional intangible asset amortization